AMENDED AND RESTATED CASH COLLATERAL AGREEMENT

     THIS AMENDED AND RESTATED CASH COLLATERAL AGREEMENT (this "Agreement"), dated as of July 16th, 1998, by and among WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a Delaware limited liability company ("Borrower"), WASH MANAGER L.L.C., a Delaware limited liability company ("Manager"), WELLS AVENUE HOLDINGS L.L.C., a Delaware limited liability company ("Member"; the Borrower, Manager and Member are sometimes hereinafter referred to as the "Borrower Parties" ), and BANKBOSTON, N.A., a national banking association ("BKB") as Agent for itself and the other Banks from time to time party to the Credit Agreement (as hereinafter defined) (BKB, in its capacity as Agent, is hereinafter referred to as "Agent").

                            W I T N E S S E T H:

     WHEREAS, Wellsford/Whitehall Properties, L.L.C. ("WWP"), BKB, the other Banks a party thereto and Agent entered into that certain Revolving Credit Agreement dated December 15, 1997 (the "Original Credit Agreement"); and

     WHEREAS, WWP has merged with and into Borrower, with Borrower being the surviving entity, and pursuant thereto all of the assets and liabilities of WWP have been transferred to and assumed by Borrower; and

     WHEREAS, the Banks and the Agent have consented to such merger and transfer of assets and liabilities; and

     WHEREAS, Wells Avenue Senior Holdings LLC (the "Property Owner") is the owner of the "Mezzanine Property" (as defined in the Credit Agreement); and

     WHEREAS, Manager and Member are the sole members of the Property Owner;
and

     WHEREAS, Borrower is the sole member of Member; and

     WHEREAS, Borrower, BKB, the other Banks a party thereto and Agent have entered into that certain First Amended and Restated Loan Agreement dated of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the "Credit Agreement"), which in part amends and restates the Original Credit Agreement, and pursuant to which the Banks have agreed to provide a loan to Borrower of up to $300,000,000.00 (the "Loan"), which Loan is evidenced by those certain Notes made by Borrower to the order of the Banks in the aggregate principal face amount of $300,000,000.00 (such Notes, together with such other Notes as may be issued pursuant to the Credit Agreement, as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, are hereinafter referred to collectively as the "Note"); and

     WHEREAS, WWP, Manager, Member and Agent have entered into that certain Cash Collateral Agreement dated as of May 15, 1998 (the "Original Cash Collateral Agreement"); and

     WHEREAS, in connection with the execution of the Credit Agreement, the Borrower and the Agent desire to amend and restate the Original Cash Collateral Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, and as a material inducement to the Banks and Agent to advance a portion of the Loan to Borrower relating to the Mezzanine Property, the parties hereto amend and restate the Original Cash Collateral Agreement in its entirety and covenant and agree as follows:

     1. Defined Terms. Capitalized terms used in this Agreement, but which are not otherwise expressly defined in this Agreement, shall have the respective meanings given thereto in the Credit Agreement. In addition, the following terms shall have the following meanings:

          Accounts Depository Bank: Such bank or institution as may now or hereafter hold funds pursuant to the accounts and sub-accounts created under the Mezzanine Mortgage Loan Agreement or the Deposit Account Agreement.

          Clearing Account.  See Paragraph 4(e).

          Collateral:  See Paragraph 2.

          Deposit Account: The "Deposit Account" as defined in the Mezzanine Mortgage Loan Agreement.

          Event of Default:  See Paragraph 6.

          Excess Property Income. All funds or other amounts from time to time deposited in or credited to the Property Owner's Subaccount or are otherwise distributed, paid or released to Property Owner pursuant to the Mezzanine Mortgage Loan Documents.

          Instruction Letter:  As defined in the Assignment of Interests.

          Property Owner's Subaccount: The subaccount of the Deposit Account referred to as the "Borrower's Subaccount" in the Deposit Account Agreement.

          Rents.  As defined in the Mezzanine Mortgage Loan Agreement.

     2. Security for Obligations. To secure the full and punctual payment and performance by the Borrower of all duties, responsibilities and obligations under this Agreement, the Credit Agreement, the Note and the other Loan Documents (such duties, responsibilities and obligations are hereinafter referred to as the "Obligations"), Borrower hereby sells, assigns, conveys, grants, pledges, hypothecates and transfers to Agent a first-in-lien-priority continuing security interest in and to the following property of Borrower, in each case whether certificated or uncertificated, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the "Collateral"):

          (a) all right, title and interest of Borrower in and to any and all Excess Property Income from time to time, now or hereafter available in the Deposit Account or otherwise and required or permitted, by the terms of the Mezzanine Mortgage Loan Documents, to be disbursed to or on behalf of Property Owner or is required, by the terms of the Instruction Letter, this Agreement or the other Loan Documents, to be paid by the Mezzanine Mortgagee, the Account Depository Bank or any other Person to Agent, and all rights of the Borrower to receive such Excess Property Income under the Mezzanine Mortgage Loan Documents or otherwise;

          (b) all right, title and interest of Borrower in and to cash, checks, drafts, certificates, passbooks, instruments and other amounts, if any, from time to time (whether by physical possession, book entry or otherwise) evidencing the Excess Property Income;

          (c) all right, title and interest of Borrower in and to all interest, dividends, cash, instruments and other property from time to time held (whether by physical possession, book entry or otherwise) in, received, receivable, or otherwise payable in respect of, or in exchange for, any or all of the foregoing;

          (d) all right, title and interest of Borrower in and to all accounts, contract rights, general intangibles and other rights and interests pertaining to any of the foregoing, all replacements, substitutions, renewals or proceeds of any of the foregoing, and all powers, options, rights, privileges and immunities pertaining thereto (including the right to make withdrawals therefrom); and

          (e)       to the extent not covered by clauses (a), (b), (c) or
(d), above, all proceeds of any or all of the foregoing.

     3.   Collection of Collateral.

          (a) It is acknowledged and agreed by the parties hereto that Agent shall have sole and exclusive possession of the Collateral and that this Agreement constitutes a present, absolute and current assignment of all the Collateral and is effective upon the execution and delivery hereof. Payments under or with respect to the Collateral shall be made as follows:

               (i) Except as otherwise specifically provided in this Paragraph 3, Borrower shall have no right to receive payments made under or with respect to the Collateral (including without limitation any Collateral from or relating to any sale, transfer, assignment, conveyance, option or other disposition of, or any pledge, mortgage, encumbrance, financing or refinancing of, or casualty to or condemnation of, any of the Collateral, the Mezzanine Collateral or the Mezzanine Property regardless of whether such event is permitted under the terms of the Loan Documents), and all such payments shall be delivered directly by the Property Owner to Agent for application by Agent in satisfaction of the Obligations in such order as Agent in its sole and absolute discretion shall determine.

               (ii) Except as otherwise specifically provided in this Paragraph 3, if Borrower shall receive any payments made under or with respect to the Collateral (including without limitation any Collateral from or relating to any sale, transfer, assignment, conveyance, option or other disposition of, or any pledge, mortgage, encumbrance, financing or refinancing of, or casualty to or condemnation of, any of the Collateral, the Mezzanine Collateral or the Mezzanine Property regardless of whether such event is permitted under the terms of the Loan Documents), Borrower shall hold all such payments in trust for Agent, will not co-mingle such payments with other funds of Borrower, and will immediately pay and deliver in kind, all such payments directly to Agent (with such endorsements and assignments as may be necessary to transfer title to Agent) for application by Agent in satisfaction of the Obligations in such order as Agent in its sole and absolute discretion shall determine.

          (b) Each of Borrower, Manager and Member shall cause the Property Owner, the Manager and the Member promptly to distribute all net proceeds of the sale, transfer, assignment, conveyance, option or other disposition of, or any mortgage, hypothecation, encumbrance, financing or refinancing of, or casualty to or condemnation of, any of its assets or properties, and any and all other Distributions distributable or payable by the Property Owner, the Manager or the Member or any member thereof under the terms of the Property Owner Organizational Agreements, the Manager Organizational Agreements or the Member Organizational Agreements, as applicable.

          (c) Each of Borrower, Manager and Member hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact, which appointment is coupled with an interest, either in the name of Agent, or in the name of Borrower, Manager or Member, as applicable, at Borrower's sole cost and expense, and to take any or all of the following actions:

               (i) to ask, demand, sue for, attach, levy, settle, compromise, collect, compound, recover, receive and give receipt and acquittances for any and all Collateral and to take any and all actions as Agent may deem necessary or desirable in order to realize upon the Collateral, or any portion thereof, including, without limitation, making any statements and doing and taking any actions on behalf of such Person which are otherwise required of such Person under the terms of any agreement as conditions precedent to the payment of the Collateral, and the right and power to receive, endorse, assign and deliver, in the name of such Person any checks, notes, drafts, instruments or other evidences of payment received in payment of or on account of all or any portion of the Collateral, and each of Borrower, Manager and Member hereby waives presentment, demand, protest and notice of demand, protest and non-payment of any instrument so endorsed; and

               (ii) to institute one or more actions against the Property Owner, any member thereof or any other Person in connection with the collection of the Collateral to prosecute to judgment, settle or dismiss any such actions, and to make any compromise or settlement deemed desirable, in Agent's sole and absolute discretion, with respect to such Collateral to extend the time of payment, arrange for payment in installments or otherwise modify the terms of any agreements with respect to the Collateral or release the Property Owner, any member thereof or any other Person from their respective obligations to pay any Collateral, without incurring responsibility to, or affecting any liability of, Borrower under any such agreements;

it being specifically understood and agreed, however, that Agent shall not be obligated in any manner whatsoever to give any notices of default (except as may be specifically required herein or the other Loan Documents) or to exercise any such power or authority or be in any way responsible for the preservation, maintenance, collection of or realizing upon the Collateral, or any portion thereof, or any of Borrower's rights therein. Notwithstanding anything in this Paragraph 3 to the contrary, provided no Event of Default has occurred and is continuing, Borrower shall have a license (revocable upon the occurrence of an Event of Default) to receive and retain Excess Property Income attributable to (A) rents, issues and profits paid under Mezzanine Leases not more than one (1) month in advance, (B) excess proceeds from a sale of a Mezzanine Property that has been released in accordance with
Section 5.3(b) of the Credit Agreement, (C) proceeds from a casualty permitted to be paid to Borrower pursuant to Section 7.7(k) of the Credit Agreement, (D) excess amounts released from the reserves maintained under Sections 7.2, 7.3, 7.4 and 7.5 of the Mezzanine Mortgage Loan Agreement, and
(E) rebates or refunds of property taxes paid with respect to the Mezzanine Property. The foregoing appointment is irrevocable and continuing and any such rights, powers and privileges shall be exclusive in Agent, its successors and assigns until this Agreement terminates as provided in Paragraph 12, below.

          (d) Notwithstanding anything contained in this Agreement or any of the other Loan Documents to the contrary, all Excess Property Income released to Borrower in accordance with the terms of the Loan Documents (including without limitation the terms of this Paragraph 3) (i) shall be the property of Borrower, (ii) shall not constitute a part of the Collateral and (iii) may be further distributed by Borrower to its members or otherwise pursuant to the terms of its organizational agreements.

     4. Warranties and Covenants. Borrower hereby warrants and represents to, and covenants and agrees with, Agent as follows:

          (a) Borrower is and shall remain the sole, lawful, beneficial and record owner of the Collateral, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges, claims of third parties and rights of set-off or recoupment whatsoever (other than those in favor of Agent hereunder), and Borrower has the full and complete right, power and authority to create a security interest in the Collateral in favor of Agent, in accordance with the terms and provisions of this Agreement.

          (b) This Agreement creates a valid and binding first-in-lien priority pledge and assignment of and security interest in the Collateral securing the payment and performance of the Obligations, and upon the filing of UCC Financing Statements in the office of the Register of the City of New York, New York County, the New York Secretary of State, the City of Boston, the City of Newton and the Massachusetts Secretary of State, all filings and other actions necessary to perfect and protect such pledge and security interests shall have been duly made and taken. The Borrower has not performed and will not perform any acts which might prevent Agent from enforcing any of the terms and conditions of this Agreement or which would limit Agent in any such enforcement.

          (c)       The taxpayer identification number of the Borrower is 13-
3962862.

          (d) For the purposes of Article 9-401 of the New York Uniform Commercial Code, the principal place of business of Borrower is in New York
County, New York.   If Borrower has more than one place of business in New
York, its chief executive office is located in New York County, New York.
In order to perfect the pledge and security interests granted herein against Borrower to the extent the same can be perfected by filing a financing statement, UCC Financing Statements must be filed with the Secretary of State of New York, the office of the Register of the City of New York, New York County, the City of Boston, the City of Newton and the Massachusetts Secretary of State.

          (e) The Property Owner, the Mezzanine Mortgagee and the Account Depository Bank have executed and delivered the Mezzanine Mortgage Loan Agreement and the Deposit Account Agreement, as applicable, and the Central Account and the other sub-accounts described in the Mezzanine Mortgage Loan Agreement have been created. Other than the bank account described on Exhibit "A" hereto (the "Clearing Account"), there are no other accounts maintained by any of the Borrower Parties, the Property Owner or any manager of the Mezzanine Property for the collection of Rents with respect to the ownership and operation of the Mezzanine Property and that, so long as any of the Obligations shall be outstanding or any Bank shall have an obligation to advance proceeds of the Loan to Borrower, none of the Borrower Parties shall, nor shall any of the Borrower Parties permit the Property Owner or any manager of the Mezzanine Property to, open any account for the collection of Rents with respect to the Mezzanine Property other than those created pursuant to the Mezzanine Mortgage Loan Agreement and shall deposit all Rents in the Deposit Account as required therein.

     5. General Covenants. The Borrower covenants and agrees that, so long as any of the Obligations are outstanding or have not been paid or performed or any Bank shall have an obligation to advance proceeds of the Loan to
Borrower:

          (a) Borrower, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, shall not directly, indirectly or by operation of law sell, transfer, assign, dispose of, pledge, convey, option, mortgage, hypothecate or encumber any of the Collateral.

          (b) Borrower shall at all times defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral adverse to Agent's interest in the Collateral as granted hereunder.

          (c) Borrower shall pay all taxes and other charges imposed against the Collateral, shall not use the Collateral illegally, and shall not suffer to exist any loss, theft, damage or destruction of the Collateral and shall suffer to exist no levy, seizure or attachment of the Collateral.

          (d) Borrower authorizes Agent, at the expense of Borrower, to execute and file any financing statement or statements reasonably deemed necessary by Agent to perfect its security interest in any of the Collateral. Any such financing statement may be signed by Agent alone. Borrower will sign and deliver any financing statements and other documents, and perform such other acts as Agent reasonably may deem necessary or desirable from time to time to establish and maintain in favor of Agent, valid and perfected security interests in the Collateral, free of all other liens, encumbrances, security interests and claims other than as permitted by the terms of this Agreement. Borrower shall also furnish to Agent such evidence as it reasonably may require to confirm the value of the Collateral, and shall do anything else Agent may reasonably require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.

          (e) Except for those items of the Collateral that are delivered to Agent as provided herein, all records of Borrower relative to the Collateral are and will be kept either at the office of Borrower located in New York County, New York or at the offices of Borrower's managing agent in Newton, Middlesex County, Massachusetts. Borrower shall give Agent not fewer than thirty (30) days prior written notice of any proposed change in Borrower's name and any proposed change in the location of such records, and Borrower will not, without the prior written consent of Agent, move such records to a location outside of New York County, New York or Newton, Middlesex County, Massachusetts or keep duplicate records with respect to the Collateral at any address outside such county or township, as the case may be. Nothing contained in this subparagraph shall be construed so as to prevent Borrower from keeping material abstracted from the books and records described herein at any of its offices as necessity or convenience dictates.

          (f) The Borrower shall cause the Property Owner and any manager of the Mezzanine Property to deposit all amounts into the Deposit Account that are required to be deposited therein pursuant to the Mezzanine Mortgage Loan Agreement and the Deposit Account Agreement and to utilize such funds in accordance with and as and to the extent required by the Mezzanine Mortgage Loan Agreement and the Deposit Account Agreement. The Borrower shall promptly notify the Agent of any change in the Account Depository Bank, and upon the request of the Agent, shall cause such new Account Depository Bank to execute and deliver to Agent an Instruction Letter in substantially the form delivered to Agent on the date hereof.

          (g) By execution hereof, the Borrower, Manager and Member hereby irrevocably direct that the Property Owner, the Manager and Member cause all Excess Property Income to be paid to Agent hereunder, and the Borrower, Manager and Member hereby agree for the benefit of the Property Owner, the Manager and Member that all such payments actually received by Agent pursuant thereto shall be deemed payments to Manager and Member by the Property Owner, payments to Member by Manager, and payments to Borrower by Member. By execution hereof, Property Owner, the Manager and Member acknowledges such direction and the terms of this Agreement. By execution hereof, Property Owner, Manager and Member acknowledge and agree that neither Property Owner, Manager, Member nor any other Person has any right, title or interest in and to any amounts now or hereafter deposited in the Property Owner's Subaccount or any other Excess Property Income or any interest earned thereon and that all such amounts are the property of the Borrower, subject to the security interests in favor of the Agent hereunder.

          (h) The Property Owner and Agent, by their execution of the Instruction Letter and by their delivery thereof to the Mezzanine Mortgagee and the Account Depository Bank, have irrevocably directed and authorized the Mezzanine Mortgagee and the Account Depository Bank, and hereby reiterate and reaffirm such direction and authorization to the Mezzanine Mortgagee and the Account Depository Bank, when and as required from time to time by the Mezzanine Mortgage Loan Documents and the Instruction Letter upon notice from Agent to transfer immediately from the Deposit Account to Agent any and all Excess Property Income remaining in the Deposit Account which pursuant to the terms of the Mezzanine Mortgage Loan Documents is required to be disbursed to Property Owner or the manager of the Property, and any and all other amounts which are required pursuant to the Mezzanine Mortgage Loan Documents to be disbursed to Property Owner or the manager of the Mezzanine Property as and when permitted under the terms of the Mezzanine Mortgage Loan Documents. Agent shall not deliver a further notice to the Mezzanine Mortgagee and the Account Depository Bank pursuant to the Instruction Letter demanding that all Excess Property Income be paid to Agent until the occurrence of an Event of Default. Subject to the terms of this Agreement and the Assignment of Interests, Borrower shall further cause the Property Owner or any manager of the Mezzanine Property to pay to the Agent any and all Excess Property Income or any other amounts which are required pursuant to the Mezzanine Mortgage Loan Documents to be disbursed to the Property Owner or the manager of the Mezzanine Property in the event that such amounts are disbursed to such Person.

     6. Events of Default. An Event of Default shall exist hereunder upon the occurrence of any of the following:

          (a) Any warranty, representation or statement made by or on behalf of the Borrower in this Agreement proves untrue or misleading in any material respect upon the date when made or deemed to have been made or repeated; or

          (b) Borrower shall fail to duly and fully comply with any covenant, condition or agreement in Paragraphs 4(e), 5(a), 5(f), 5(g) or 5(h) of this Agreement (provided that as to a failure to comply with paragraphs 5(f), 5(g) or 5(h) only, the same is not cured within five (5) days following receipt of notice of such default); or

          (c) Borrower shall fail to duly and fully comply with any other covenant, condition or agreement of this Agreement (other than those specified above in this Paragraph 6) and the same is not cured within thirty
(30) days following receipt of written notice of such default; or

          (d) The occurrence of an Event of Default under any of the Loan Documents.

     7.   Remedies.

          (a) Upon the occurrence and during the continuance of an Event of Default, Agent, without limitation, may:

               (i) without notice to Borrower, except as required by law, and at any time or from time to time, charge, set-off, and otherwise apply all or any part of the Collateral against the Obligations or any part thereof;

               (ii) in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the Uniform Commercial Code; and

               (iii) demand, collect, take possession of, receipt for, settle, compromise, adjust, sue for, foreclose, or otherwise realize upon the Collateral (or any portion thereof) as Agent may determine in its sole discretion.

          (b) The Borrower hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral except as otherwise specifically provided herein or in any of the Loan Documents. Agent may take any action deemed by Agent to be necessary or appropriate to the enforcement of the rights and remedies of Agent under this Agreement, and/or under any of the other Loan Documents. The remedies of Agent shall include, without limitation, all rights and remedies specified this Agreement and the other Loan Documents, all remedies of Agent under applicable general or statutory law, and the remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York, regardless of whether the Uniform Commercial Code has been enacted or enacted in that form in any other jurisdiction in which such right or remedy is asserted. In addition to such other remedies as may exist from time to time, whether by way of set-off, banker's lien, consensual security interest or otherwise, upon the occurrence and during the continuance of an Event of Default, Agent is authorized at any time and from time to time, without notice to or demand upon the Borrower (any such notice or demand being expressly waived by the Borrower) to charge any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Agent to or for the credit of or the account of the Borrower against any and all of the Obligations, irrespective of whether or not Agent shall have made any demand for payment and although the Obligations may be unmatured. Any notice required by law, including, but not limited to, notice of the intended disposition of all or any portion of the Collateral, shall be reasonable and properly given in the manner prescribed for the giving of notice herein, and, in the case of any notice of disposition, if given at least ten (10) days prior to such disposition. Agent may require the Borrower to assemble the Collateral and make it available to Agent at any place to be designated by Agent which is reasonably convenient to the parties hereto. It is expressly understood and agreed that Agent shall be entitled to dispose of the Collateral at any public or private sale, without recourse to judicial proceedings and without either demand, appraisement, advertisement or notice of any kind, all of which are expressly waived, and that Agent shall be entitled to bid and purchase at any such sale. In the event that Agent is the successful bidder at any public or private sale of any note or other document or instrument evidencing Borrower's right to receive the Collateral, Agent shall be entitled to credit the amount bid by Agent against the obligations evidenced by such note, document or instrument rather than the obligations evidenced by the Note. To the extent the Collateral consists of marketable securities, Agent shall not be obligated to sell such securities for the highest price obtainable, but shall sell them at the market price available on the date of sale. Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Agent may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of Borrower. In the event that any consent, approval or authorization of any governmental agency or commission will be necessary to effectuate any such sale or sales, Borrower shall execute all such applications or other instruments as Agent may deem reasonably necessary to obtain such consent, approval or authorization. Agent may notify any account debtor or obligor with respect to the Collateral to make payment directly to Agent, and may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral as Agent may determine whether or not the Obligations or the Collateral are due, and for the purpose of realizing Agent's rights therein, Agent may receive, open and dispose of mail addressed to Borrower and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any other form of Collateral on behalf and in the name of Borrower, as its attorney-in-fact. In addition, Borrower hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact either in the name of Agent or Borrower to (i) sign Borrower's name on any Collateral, drafts against account debtors, assignments, any proof of claim in any bankruptcy or other insolvency proceeding involving any account debtor, any notice of lien, claim of lien or assignment or satisfaction of lien, or on any financing statement or continuation statement under the Uniform Commercial Code relating to the Collateral; (ii) send verifications of accounts receivable to any account debtor; and (iii) in connection with a transfer of the Collateral as described above, sign in Borrower's name any documents necessary to transfer title to the Collateral to Agent or any third party. All acts of said power of attorney are hereby ratified and approved and Agent shall not be liable for any mistake of law or fact made in connection therewith. This power of attorney is coupled with an interest and shall be irrevocable so long as any amounts remain unpaid on any of the Obligations. All remedies of Agent shall be cumulative to the full extent provided by law, all without liability except to account for property actually received, but the Agent shall have no duty to exercise such rights and shall not be responsible for any failure to do so or delay in so doing. Pursuit by Agent of certain judicial or other remedies shall not abate nor bar other remedies with respect to the Obligations or to other portions of the Collateral. Agent may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Obligations.

          (c) If a Borrower Party fails to perform any agreement or covenant contained in this Agreement beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of such Borrower Party contained in this Agreement which such Person shall fail to perform, and the cost of such performance, together with any reasonable expenses, including reasonable attorneys' fees actually incurred (including reasonable attorneys' fees incurred in any appeal) by Agent in connection therewith, shall be payable by Borrower upon demand and shall constitute a part of the Obligations and shall bear interest at the rate for overdue amounts as set forth in the Credit Agreement. Notwithstanding the Agent's right to perform, at its sole discretion, certain obligations of the Borrower Parties, Agent's exercise of any of its rights or remedies hereunder, under any of the other Loan Documents, or otherwise at law or in equity, Agent shall not be deemed to be a mortgagee-in-possession, nor shall Agent be subject to any liability with respect to the Mezzanine Property, the Collateral, or otherwise based upon any claim of lender liability.

          (d) Whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral, Agent may take such action as Agent may deem necessary to protect the Collateral or its security interest therein, Agent being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien which in the judgment of Agent appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorney's fees. Any such advances made or expenses incurred by Agent shall be deemed advanced under the Loan Documents, shall increase the indebtedness evidenced and secured thereby, shall be payable upon demand and shall bear interest at the rate for overdue payments set forth in the Credit Agreement.

     8. Duties of Agent. The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent's duty with reference to the Collateral shall be solely to use slight care in the custody and preservation of the Collateral, which shall not include any steps necessary to preserve rights against prior parties. Agent shall have no responsibility or liability for the collection of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it.

     9.   Indemnification.

          (a) It is specifically understood and agreed that this Agreement shall not operate to place any responsibility or obligation whatsoever upon Agent, or cause Agent to be, or to be deemed to be, a member in the Property Owner, the Manager or the Member and that in accepting this Agreement, Agent neither assumes nor agrees to perform at any time whatsoever any obligation or duty of Borrower relating to the Collateral or any other mortgage, indenture, contract, agreement or instrument to which the Property Owner, the Manager or the Member is a party or to which it is subject, all of which obligations and duties shall be and remain with and upon Borrower; provided, however, that Borrower shall not be liable for the performance of any liabilities or duties under the Organizational Agreements of Member, Manager or Property Owner which may result from written amendments thereof made by Agent after the occurrence of an Event of Default.

          (b) Borrower agrees to indemnify, defend and hold Agent and the Banks harmless from and against any and all claims, expenses, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or acts taken or omitted by Agent hereunder or in connection herewith, except claims, expenses, losses or liabilities resulting from Agent's or such Bank's gross negligence or wilful misconduct.

           (c) Borrower upon receipt of written demand shall pay to Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of counsel actually incurred (including those incurred in any appeal), and of any experts and agents, which Agent may incur in connection with (i) the administration of this Agreement, (ii) the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of Agent hereunder, or
(iv) the failure by Borrower to perform or observe any of the provisions hereof beyond any applicable period for notice and cure.

     10. Security Interest Absolute. All rights of Agent, and the security interests hereunder, and all of the obligations secured hereby, shall be absolute and unconditional, irrespective of:

          (a) Any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

          (b) Any change in the time (including the extension of the maturity date of the Note), manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

          (c) Any exchange, release or nonperfection of any other collateral for the Obligations, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Obligations; or

          (d) Any other circumstance (other than payment of the Obligations in full) that might otherwise constitute a defense available to, or a discharge of, Borrower or any third party for the Obligations or any part thereof.

     11. Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or omission of Agent to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every right, power and remedy given by this Agreement to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. Failure on the part of Agent to complain of any act or failure to act which constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent of Agent's rights hereunder or impair any rights, powers or remedies consequent on any Event of Default. Borrower hereby waives to the extent permitted by law all rights which Borrower has or may have under and by virtue of the Uniform Commercial Code as enacted in the State of New York, and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto providing any right of Borrower to notice and to a judicial hearing prior to seizure by Agent of any of the Collateral. Borrower hereby waives and renounces for itself, its heirs, successors and assigns, presentment, demand, protest, advertisement or notice of any kind (except for any notice required by law or the Loan Documents) and all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or which may hereafter be provided by the Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Agreement and the collection of any of the Obligations.

     12. Continuing Security Interest; Transfer of Note; Release of Collateral. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Obligations and the termination of the obligation of the Banks to make Loans to Borrower or the earlier termination of the Assignment of Interests in accordance with its terms, (b) be binding upon Borrower and its permitted successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and the Banks and their respective successors, transferees and assigns. Upon the indefeasible payment in full of the Obligations and the termination of the obligation of the Banks to make Loans to Borrower or the earlier termination of the Assignment of Interests in accordance with its terms, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower; provided, however, that in the event that a Mezzanine Property is released in accordance with the terms of the Credit Agreement, this Assignment shall also terminate as to the Mezzanine Property so released. Upon any such termination, Agent will at Borrower's expense execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination and the release of any lien created by this Agreement.

     13. Modifications, Etc. Borrower hereby consents and agrees that Agent and the Banks may at any time and from time to time, without notice to or further consent from Borrower, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing the Obligations; substitute for any Collateral so held by it, other collateral of like kind; agree to modification of the terms of the Loan Documents; extend or renew the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Loan Documents to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor, endorser or any other Person liable with respect to the Obligations; or take or fail to take any action of any type whatsoever; and no such action which Agent shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the Obligations or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Borrower's obligations hereunder, affect this Agreement in any way or afford Borrower any recourse against Agent.

     14. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     15. Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement shall be deemed to have been properly given or served if given in the manner provided in the Credit Agreement.

     16. No Unwritten Agreements. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     17. Cash Collateral. In the event that the Borrower becomes the subject of a proceeding under the Bankruptcy Code, the parties hereto agree that the Collateral shall constitute "cash collateral" of Agent under Section 363 of the Bankruptcy Code.

     18. Miscellaneous. Time is of the essence of this Agreement. Title or captions of paragraphs hereof are for convenience only and neither limit nor amplify the provisions hereof. If, for any circumstances whatsoever, fulfillment of any provision of this Agreement shall involve transcending the limit of validity presently prescribed by applicable law, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                              AGENT:

                              BANKBOSTON, N.A., as Agent


                              By: /s/ Mark E. Basham
                                  -------------------------------
                                  Mark E. Basham, Managing Director

                              BORROWER:

                              WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a
                              Delaware limited liability company, by its managing member

                              By:   Wellsford/Whitehall Properties II,
                                    L.L.C., a Delaware limited liability
                                    company, managing member

                                 By:   Wellsford Commercial Properties
                                       Trust, a Maryland real estate
                                       investment trust, its manager


                                    By: /s/ Gregory F. Hughes
                                        -------------------------------
                                        Name:  Gregory F. Hughes
                                        Title: CFO & Treasurer

                              MEMBER:

                              WELLS AVENUE HOLDINGS L.L.C., a Delaware limited liability company, by its sole member

                              By: Wellsford/Whitehall Holdings, L.L.C., a Delaware limited liability company, its managing member

                                 By:   Wellsford/Whitehall Properties II,
                                       L.L.C., a Delaware limited liability
                                       company, managing member

                                    By:   Wellsford Commercial Properties
                                          Trust, a Maryland real estate
                                          investment trust, manager


                                       By: /s/ Gregory F. Hughes
                                           -----------------------------
                                           Name:  Gregory F. Hughes
                                           Title: CFO & Treasurer

                              MANAGER:

                              WASH MANAGER L.L.C., a Delaware limited
                              liability company, by its sole member

                              By: Wells Avenue Holdings L.L.C., a Delaware limited liability company, by its sole member

                                 By:   Wellsford/Whitehall Holdings, L.L.C.,
                                       a Delaware limited liability company,
                                       by its managing member

                                    By:   Wellsford/Whitehall Properties II,
                                          L.L.C., a Delaware limited
                                          liability company, by its managing
                                          member

                                       By:   Wellsford Commercial Properties
                                             Trust, a Maryland real estate
                                             investment trust, manager


                                          By: /s/ Gregory F. Hughes
                                              -----------------------------
                                              Name:  Gregory F. Hughes
                                              Title: CFO & Treasurer

Property Owner joins in the execution of this Agreement for the purposes of acknowledging the provisions of Paragraphs 4(e), 5(g) and 5(h) above. By acceptance of this Agreement, Agent acknowledges that a failure by Property Owner to honor its agreements pursuant to this Agreement shall not give rise to a monetary claim (whether in damages or otherwise) by Agent against Property Owner.

                              WELLS AVENUE SENIOR HOLDINGS LLC, a
                              Massachusetts limited liability company, by its managing member

                              By: WASH Manager L.L.C., a Delaware limited liability company, by its sole member

                                 By:   Wells Avenue Holdings L.L.C., a
                                       Delaware limited liability company,
                                       by its sole member

                                    By:   Wellsford/Whitehall Holdings,
                                          L.L.C., a Delaware limited
                                          liability company, by its managing
                                          member

                                       By:   Wellsford/Whitehall Properties
                                             II, L.L.C., a Delaware limited
                                             liability company, by its
                                             managing member

                                          By:   Wellsford Commercial
                                                Properties Trust, a Maryland
                                                real estate investment
                                                trust, manager


                                             By: /s/ Gregory F. Hughes
                                                 ---------------------------
                                                 Name:  Gregory F. Hughes
                                                 Title: CFO & Treasurer

                                 EXHIBIT "A"

                              CLEARING ACCOUNT

Account Name:       Wells Avenue Senior Holdings LLC
                    c/o Saracen Companies
                    57 Wells Avenue
                    Newton, MA   02159

Account Number:     01-96-02642

ABA Number:         2113-70574